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                NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED
                         LOAN AND SECURITY AGREEMENT
                         ---------------------------

    THIS NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of August 31, 2000, by and among
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FLEET CAPITAL CORPORATION, a Rhode Island corporation (the "Lender"), and D&K
                                                            ------
HEALTHCARE RESOURCES, INC. ("D & K"), JARON, INC. ("Jaron") and JEWETT DRUG
                             -----                  -----
CO., a South Dakota corporation ("Jewett") (D & K, Jaron and Jewett are sometimes hereinafter referred to individually as "Borrower" and collectively
                                                   --------
as "Borrowers").
    ---------

                            Preliminary Statements
                            ----------------------

    E. Lender, and Borrowers are parties to that certain Fourth Amended and Restated Loan and Security Agreement dated as of August 7, 1998 (as amended, restated or renewed from time to time, the "Loan Agreement"). Capitalized
                                            --------------
terms used herein and not otherwise defined shall have the meanings given them in the Loan Agreement.

    F. Borrowers and Lender have agreed to amend certain provisions thereof, as set forth herein.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    2.   Seasonal Period.  The definition of "Seasonal Period" in the Appendix
         ---------------
to the Loan Agreement is hereby deleted in its entirety and replacing it with the following new definition:

         Seasonal Period - A period each year during which the Total Credit
         ---------------
    Facility is increased, beginning on or after October 1 but not later than December 1 of each year and continuing until six months after commencement of such Seasonal Period. Each year the Seasonal Period shall commence upon the date of the first Loan which, together with all other Loans then outstanding, exceeds $95,000,000. Notwithstanding anything herein to the contrary, however, the Seasonal Period beginning December 1, 1999 shall extend through September 30, 2000.

    2.   No Claims.  Borrowers acknowledge that there are no existing claims,
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defenses (personal or otherwise) or rights of set-off or recoupment whatsoever with respect to any of the Loan Documents. Borrowers agree that this Amendment in no way acts as a release or relinquishment of any Liens in favor of the Lender securing payment of the Obligations.

    3.   Miscellaneous.  Except as expressly set forth herein, there are no
         -------------
agreements or understandings, written or oral, between any Borrower and Lender relating to the Loan Agreement and the other Loan Documents that are not fully and completely set forth herein or therein. Except to the extent specifically waived or amended herein or in any of the documents, instruments, or agreements delivered in connection herewith, all terms and provisions of the Loan Agreement and the other Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect in accordance with the respective terms thereof. This Agreement may be executed in one or more counterparts, and by different parties on different counterparts. All such counterparts shall be deemed to be original documents and together shall constitute one and the same agreement. A signature of a party delivered by facsimile or other electronic transmission shall be deemed to be an original signature of such party.

    IN WITNESS WHEREOF, this Amendment has been executed and delivered by the duly authorized representatives of the parties as of the date first above written.

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                                    FLEET CAPITAL CORPORATION

                                    By: /s/ Edward M. Bartkowski
                                        --------------------------------------
                                        Name: Edward M. Bartkowski
                                        Title:  Vice President


                                    D & K HEALTHCARE RESOURCES, INC.

                                    By: /s/ Thomas S. Hilton
                                        --------------------------------------
                                        Name: Thomas S. Hilton
                                        Title: Senior Vice President and CFO


                                    JARON, INC.

                                    By: /s/ Thomas S. Hilton
                                        --------------------------------------
                                        Name: Thomas S. Hilton
                                        Title: Vice President


                                    JEWETT DRUG CO.

                                    By: /s/ Thomas S. Hilton
                                        --------------------------------------
                                        Name: Thomas S. Hilton
                                        Title: Vice President

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